                                                                   EXHIBIT 10.1

                    AMENDMENT NO. 1, CONSENT AND WAIVER dated as of December 13,
               1999 (this "Amendment"), to the Credit Agreement dated as of May 11, 1998 (the "Credit Agreement"), among LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"), LPA HOLDING CORP., a Delaware corporation ("Holdings"), the Lenders party thereto, BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent (in such capacity, the "Administrative Agent"), Documentation Agent and Collateral Agent for the Lenders, and THE CHASE MANHATTAN BANK, as Syndication Agent. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, pursuant to the Credit Agreement, the Lenders, the Issuing Bank and the Administrative Agent have extended credit and agreed to extend credit to the Borrower; and

         WHEREAS, the Investor has agreed to contribute, directly or indirectly, an aggregate amount of not less than $15,000,000 in cash (the "New Equity Contribution") to Holdings in exchange for the issuance to the Investor of additional shares of Preferred Stock (the "New Preferred Stock").

         WHEREAS, Holdings and the Borrower have requested that (a) the Agents provide their written consent to permit Holdings, the Borrower and the Subsidiaries to change the determination of their fiscal year so that each fiscal year of Holdings, the Borrower and the Subsidiaries will end on the first Saturday of July (the "Fiscal Year Change") and (b) the Required Lenders (i) waive compliance with Section 2.11(b) of the Credit Agreement in connection with the New Equity Contribution, (ii) waive compliance with Section 6.11 of the Credit Agreement in connection with the issuance of the New Preferred Stock and
(iii) waive compliance with Section 6.16 of the Credit Agreement to the extent necessary to permit the Fiscal Year Change (each of the waivers described in the preceding clauses (i) through (iii) being collectively called the "Limited Waiver") and (c) the Required Lenders agree to amend the Credit Agreement as provided herein; and

         WHEREAS, the Agents are willing to consent to the Fiscal Year Change and the Required Lenders are willing to provide the Limited Waiver and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.





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
                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Consent to the Fiscal Year Change. The Agents hereby consent to the Fiscal Year Change.

         SECTION 2. Limited Waiver of Section 2.11(b) of the Credit Agreement. The Required Lenders hereby waive compliance by Holdings and the Borrower with
Section 2.11(b) of the Credit Agreement with respect to, and solely with respect to, the Net Proceeds received from the issuance of the New Preferred Stock pursuant to the New Equity Contribution.

         SECTION 3. Limited Waiver of Section 6.11 (Amendment of Material Documents). The Required Lenders hereby waive compliance by Holdings and the Borrower with Section 6.11 of the Credit Agreement to the extent, but only to the extent, necessary to permit Holdings to amend its Certificate of Designations to permit the issuance of the New Preferred Stock.

         SECTION 4. Limited Waiver of Section 6.16 of the Credit Agreement (Changes in Fiscal Periods). The Required Lenders hereby waive compliance by Holdings, the Borrower and the Subsidiaries with the provisions of Section 6.16 of the Credit Agreement to the extent, but only to the extent necessary to permit the Fiscal Year Change.

         SECTION 5. Amendments to Section 1.01 (Defined Terms). (a) The definition of the term "Applicable Rate" is hereby amended and restated in its entirety to read as follows:

               "Applicable Rate" means, for any day with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the relevant determination date, provided that until the delivery to the Administrative Agent of Holdings' consolidated financial statements for the first full fiscal quarter ending after the Effective Date, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 1:



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

         ================================================================================
                                        ABR           Eurodollar        Commitment Fee
             Leverage Ratio:          Spread            Spread               Rate
         --------------------------------------------------------------------------------
                Category 1
         Greater than or equal to      2.50%             3.50%              0.500%
               6.00 to 1.00
         --------------------------------------------------------------------------------
                Category 2
         Greater than or equal to
             5.25 to 1.00 and          2.25%             3.25%              0.500%
          less than 6.00 to 1.00
         --------------------------------------------------------------------------------
                Category 3
         Greater than or equal to
             5.00 to 1.00 and          2.00%             3.00%              0.500%
          less than 5.25 to 1.00
         --------------------------------------------------------------------------------
                Category 4
         Greater than or equal to
             4.25 to 1.00 and          1.75%             2.75%              0.500%
          less than 5.00 to 1.00
         --------------------------------------------------------------------------------
                Category 5
          Less than 4.25 to 1.00       1.50%             2.50%              0.375%
         ================================================================================

               For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of Holdings' fiscal year based upon Holdings' consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (b) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Leverage Ratio shall be deemed to be in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

         (b) The definition of the term "Consolidated EBITDAR" is hereby amended and restated in its entirety to read as follows:

               "Consolidated EBITDAR" means, for any period, the sum of Adjusted Consolidated EBITDA for such period and Consolidated Lease Expense for such period.



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
         (c) The definition of the term "Leverage Ratio" is hereby amended and restated in its entirety to read as follows:

               "Leverage Ratio" means, with respect to any period, the ratio of
         (a) Total Debt as of the last day of such period to (b) Adjusted Consolidated EBITDA for the four-fiscal-quarter period ending on the last day of such period, all determined on a consolidated basis in accordance with GAAP.

         (d) The definition of the term "Permitted Acquisition" is hereby amended by inserting immediately before the period at the end thereof the following:

               ; provided, further, that no acquisition or merger shall be a Permitted Acquisition if such acquisition or merger closes or is consummated during the Academy Freeze Period.

         (e) Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order therein the following:

               "Academy Freeze Period" means the period commencing with the First Amendment Effective Date and terminating on the last day of the Borrower's second fiscal quarter of 2001.

               "Adjusted Consolidated EBITDA" means, for any period, Consolidated EBITDA for such period, plus for any period ending during the period beginning with and including the second fiscal quarter of 2000 and ending with and including the second fiscal quarter of 2001, the sum of (i) to the extent deducted from (and not added back to) revenues in determining Consolidated EBITDA for such period, any non-recurring charges associated with the closing of First Amendment Effective Date Academies and (ii) $5,000,000.

               "First Amendment Effective Date" means December 13, 1999.

               "First Amendment Effective Date Academy" means any Academy owned, leased or operated by the Borrower or any of its Subsidiaries on the First Amendment Effective Date excluding Academies for which construction is in progress or for which construction has been completed but operation has not otherwise commenced as of the First Amendment Effective Date.

         SECTION 6. Amendment to Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions). Section 6.04 of the Credit Agreement is hereby amended by inserting immediately following the word "investments" in clause (xv) thereof, the following:



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
         (excluding, during the Academy Freeze Period, investments in any Academy other than First Amendment Effective Date Academies)

         SECTION 7. Amendment to Section 6.12 (Capital Expenditures).  Section
6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.12. Capital Expenditures. (a) The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any fiscal year to exceed the amount set forth below opposite such year:

                Fiscal Year Ending                      Amount
                ------------------                      ------

                      1998                              $15,000,000
                      1999                              $17,000,000
                      2000                              $15,000,000
                      2001                              $15,000,000
                      2002                              $22,000,000
                      2003                              $26,000,000
                      2004                              $26,000,000
                      2005                              $25,000,000


               (b) Notwithstanding the foregoing, (i) during the Academy Freeze Period, the Borrower will not, and will not permit any of the Subsidiaries to, make any Capital Expenditures in connection with any Academy that is not a First Amendment Effective Date Academy and (ii) in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) in any fiscal year is greater than the amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, 75% of such excess may be carried forward and utilized in the immediately succeeding fiscal year (it being understood and agreed that (x) no amount may be carried forward beyond the year immediately succeeding the fiscal year in which it arose and (y) no portion of the carry-forward amount available in any fiscal year may be used until the entire amount of Capital Expenditures permitted to be made in such fiscal year (without giving effect to such carry-forward amount) shall have been made).

         SECTION 8. Amendment to Section 6.13 (Leverage Ratio). Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.13. Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any fiscal quarter ending during any period set forth below to be in excess of the ratio set forth below opposite such period:


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

             Period                                                             Ratio
             ------                                                             ------
             During the first fiscal                                            6.25 to 1.00
             quarter of 2000 (ending October 23, 1999)

             During second and third fiscal                                     6.00 to 1.00
             quarters of 2000 (ending, respectively,
             January 15, 2000 and April 8, 2000)

             During the fourth fiscal quarter of 2000                           6.50 to 1.00
             (ending July 1, 2000)

             During the first fiscal quarter of 2001                            6.75 to 1.00
             (ending, October 21, 2000)

             During the second fiscal quarter of 2001                           6.50 to 1.00
             (ending January 13, 2001)

             During the third fiscal quarter of 2001                            6.25 to 1.00
             (ending April 7, 2001)

             During the fourth fiscal quarter of 2001                           5.50 to 1.00
             (ending July 7, 2001)

             During first and second fiscal quarters                            5.25 to 1.00
             of 2002 (ending, respectively, October 27,
             2001 and January 19, 2002)

             During third and fourth fiscal quarters                            5.00 to 1.00
             of 2002 (ending, respectively, April 13, 2002
             and July 6, 2002)

             During first and second fiscal quarters                            4.75 to 1.00
             of 2003 (ending, respectively,
             October 26, 2002 and January 18, 2003)

             During third and fourth fiscal quarters                            4.50 to 1.00
             of 2003 (ending, respectively, April 12, 2003
             and July 5, 2003)

             During first and second fiscal quarters                            4.00 to 1.00
             of 2004 (ending, respectively, October 25,
             2003 and January 17, 2004)


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

         During third and fourth fiscal quarters                            3.75 to 1.00
         of 2004 (ending, respectively, April 10, 2004
         and July 3, 2004)

         During first and second fiscal quarters                            3.50 to 1.00
         of 2005 (ending, respectively, October 23,
         2004 and January 15, 2005)

         During third fiscal quarter of 2005                                3.00 to 1.00
         (ending April 9, 2005) and thereafter

         SECTION 9. Amendment to Section 6.14 (Consolidated Fixed Charge Coverage Ratio). Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.14. Consolidated Fixed Charge Coverage Ratio. The Borrower will not permit the Consolidated Fixed Charge Coverage Ratio for any four-fiscal-quarter period ending during any period set forth below to be less than the ratio set forth below opposite such period:

         Period                                                             Ratio
         ------                                                             -----
         From first fiscal quarter of 2000                                  1.00 to 1.00
         (beginning July 4, 1999) through
         fourth fiscal quarter of 2000
         (ending July 1, 2000)

         From first fiscal quarter of 2001                                  0.95 to 1.00
         (beginning July 2, 2000) through
         third fiscal quarter of 2001
         (ending April 7, 2001)

         Fourth fiscal quarter of 2001                                      1.00 to 1.00
         (beginning April 8, 2001 and ending
         July 7, 2001)

         From first fiscal quarter of 2002                                  1.05 to 1.00
         (beginning July 8, 2001) through
         fourth fiscal quarter of 2003
         (ending July 5, 2003)

         From first fiscal quarter of 2004                                  1.10 to 1.00
         (beginning July 6, 2003) and thereafter

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
         SECTION 10. Amendment to Section 6.15 (Minimum Consolidated EBITDA).
Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.15. Minimum Adjusted Consolidated EBITDA. The Borrower will not permit Adjusted Consolidated EBITDA for any four-fiscal-quarter period ending during any period set forth below to be less than the ratio set forth below opposite such period:

          Period                                                  Amount
          ------                                                  ------

          From first fiscal quarter of 2000                       $30,000,000
          (beginning July 4, 1999) through
          fourth fiscal quarter of 2000
          (ending July 1, 2000)

          First fiscal quarter of 2001                            $28,000,000
          (beginning July 2, 2000 and
          ending October 21, 2000)

          From second fiscal quarter of 2001                      $31,000,000
          (beginning October 22, 2000) through
          third fiscal quarter of 2001
          (ending April 7, 2001)

          Fourth fiscal quarter of 2001                           $33,000,000
          (beginning April 8, 2001 and
          ending July 7, 2001)

          From first fiscal quarter of 2002                       $35,000,000
          (beginning July 8, 2001) through
          fourth fiscal quarter of 2002
          (ending July 6, 2002)

          From first fiscal quarter of 2003                       $37,000,000
          (beginning July 7, 2002) through
          fourth fiscal quarter of 2003
          (ending July 5, 2003)

          From first fiscal quarter of 2004                       $41,000,000
          (beginning July 6, 2003) through
          fourth fiscal quarter of 2004
          (ending July 3, 2004)

          From first fiscal quarter of 2005                       $45,000,000
          (beginning July 4, 2004) and thereafter


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
         SECTION 11. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders that (a) this Amendment has been duly authorized, executed and delivered on its behalf; (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and (c) after giving effect to this Amendment no Default or Event of Default has occurred and is continuing.

         SECTION 12. Effectiveness. This Amendment shall be deemed to be effective as of the date first written above when (a) the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings, each of the Agents and the Required Lenders; (b) Holdings shall have received not less than $15,000,000 in gross cash proceeds from the issuance of the New Preferred Stock and the entire amount of such proceeds shall have been invested in the equity of the Borrower; and (c) the Administrative Agent shall have received from the Borrower for the account of each Lender that shall have executed and delivered a counterpart of this Amendment to the Administrative Agent (or its counsel) by 5:00 p.m., New York City time, on December 13, 1999, a fee equal to 0.25% of the sum of (i) the aggregate unpaid principal amount of Term Loans made by such Lender as of December 13, 1999 and (ii) such Lender's Revolving Commitment as in effect on December 13, 1999.

         SECTION 13. Effect of This Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as in existence on the date hereof. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

         SECTION 14. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.



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
         SECTION 15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 16. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.















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
         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                   LPA HOLDING CORP.,

                                   By
                                      -----------------------------
                                      Name:
                                      Title:


                                   LA PETITE ACADEMY, INC.,

                                   By
                                      -----------------------------
                                      Name:
                                      Title:


                                   BANK OF AMERICA, N.A. (formerly
                                   NationsBank, N.A.), individually and in its capacities as Administrative Agent, Documentation Agent and Collateral Agent,


                                   By
                                      -----------------------------
                                      Name:
                                      Title:


                                   THE CHASE MANHATTAN BANK,
                                   individually and in its capacities as Issuing Bank, Swingline Lender and Syndication
                                   Agent,

                                   By
                                      -----------------------------
                                      Name:
                                      Title:





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
                                            SIGNATURE PAGE TO AMENDMENT NO. 1,
                                            CONSENT AND WAIVER DATED AS OF
                                            DECEMBER 13, 1999, TO THE CREDIT
                                            AGREEMENT DATED AS OF MAY 11, 1998,
                                            AMONG LA PETITE ACADEMY, INC., LPA
                                            HOLDING CORP., THE LENDERS PARTY
                                            THERETO, BANK OF AMERICA, N.A.
                                            (F/K/A NATIONSBANK, N.A.), AS
                                            ADMINISTRATIVE AGENT, DOCUMENTATION
                                            AGENT and COLLATERAL AGENT and THE
                                            CHASE MANHATTAN BANK, as SYNDICATION
                                            AGENT







Name of Institution                         by
                                               ---------------------------------
                                               Name:
                                               Title:








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